Exhibit 99



                   UNAUDITED PRO FORMA JAMES RIVER
                        FINANCIAL INFORMATION

      The following pro forma consolidated condensed balance sheet as of June 25, 1995, and the pro forma consolidated statements of operations for the six months ended June 25, 1995, and the year ended December 25, 1994, are based on James River's financial statements, as adjusted to give pro forma effect to the following:

(i) James River's receipt of cash from Crown Vantage, and application thereof, in connection with the Spin-Off of Crown Vantage,

(ii) the receipt by James River of $100 million pay-in-kind notes from Crown Vantage and

(iii) the execution of the transition agreements between James River and Crown Vantage.

      The pro forma information is presented as if the Spin-Off had been completed as of June 25, 1995, for the pro forma consolidated condensed balance sheet and as of the beginning of the year ended December 25, 1994, for the pro forma consolidated statements of operations presented. The pro forma financial information does not purport to represent the actual financial position as it will finally be recorded, or the results of operations which would actually have been reported if the Spin-Off had occurred on the dates or for the periods indicated, or which may be reported in the future.




JAMES RIVER AND CONSOLIDATED
SUBSIDIARIES
PRO FORMA CONSOLIDATED CONDENSED
BALANCE SHEET
(Unaudited)
June 25, 1995
(in millions)

                                                                      Pro Forma
                                                                     Adjustments
                                             Historical              Increase                   Pro Forma
                                     James River  Crown Vantage      (Decrease)               James River
                                                                      (Note 2)
ASSETS
Current assets:
Cash and cash equivalents                  $45.7            $2.3            $482.3 (a)         $43.4
                                                                           (482.3) (b)
Accounts receivable                        960.0            90.0                              870.0
Inventories                                896.4           101.8                              794.6
Other current assets                       162.9            16.7                              146.2
Total current assets                     2,065.0           210.8               0.0          1,854.2

Property, plant and equipment            7,191.1         1,151.9                            6,039.2
Less accumulated depreciation            2,467.0           468.7                            1,998.3
   Net property, plant and equipment     4,724.1           683.2               0.0          4,040.9

Investments in affiliates                  126.7                                              126.7
Other assets                               368.5            42.9             100.0 (c)         427.9
                                                                               2.3 (d)
Goodwill                                   804.7            30.3                              774.4

Total assets                            $8,089.0          $967.2            $102.3         $7,224.1

LIABILITIES AND CAPITAL
Current liabilities
Accounts payable                          $607.2           $51.9                             $555.3
Accrued liabilities                        548.6            63.4                              485.2
Long term debt, current portion            229.5             0.9                              228.6
Other current liablities                    18.7             1.6                               17.1
Total current liabilities                1,404.0           117.8               0.0          1,286.2

Long-term debt                           2,857.3            24.0          $(482.3) (b)       2,351.0
Accrued postretirement benefits
other
than pensions                              552.7           104.7                              448.0
Other long-term liabilities                318.0            40.0                              278.0
Deferred income taxes                      585.7           116.0               0.9 (d)         482.4
                                                                              11.8 (e)
Minority interests                         167.8                                              167.8

Shareholders' equity:
Preferred stock                            740.3                                              740.3
Common shareholders' equity              1,463.2           564.7             482.3 (a)       1,470.4
                                                                             100.0 (c)
                                                                               1.4 (d)
                                                                            (11.8) (e)
Total shareholders' equity                                 564.7             571.9          2,210.7
                                         2,203.5

Total liabilities and capital           $8,089.0          $967.2            $102.3         $7,224.1



   The accompanying notes are an integral part of this pro
                     forma information.

JAMES RIVER AND CONSOLIDATED SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF
OPERATIONS
(Unaudited)
For the Six Months Ended June 25, 1995
(in millions, except per share data)

                                                                         Pro Forma
                                                                        Adjustments
                                                  Historical            Increase                 Pro Forma
                                            James      Crown Vantage     (Decrease)            James River
                                            River
                                                                          (Note 3)
Net sales                                   $3,449.4          $533.9           $52.6 (a)     $2,979.6
                                                                                10.6 (b)
                                                                                 0.9 (c)
Cost of goods sold                           2,703.8           468.2            52.6 (a)      2,298.2

                                                                                10.6 (b)
                                                                               (0.5) (d)
                                                                               (0.1) (e)
Selling and administrative
expenses                                       522.4            28.1                           494.3

Severance and other items                        8.3                                             8.3
   Income (loss) from operations               214.9            37.6             1.5           178.8

Interest expense                               120.4             1.0          (15.4) (f)        104.0

Other income, net                               18.5             0.3             6.7 (g)         24.9
Income before minority interests
and income tax expense                         113.0            36.9            23.6            99.7

Income tax expense                              48.6            14.8             9.2 (h)         43.0
    Income before minority interests            64.4            22.1            14.4            56.7

Minority interests                             (0.5)                                           (0.5)

    Net income (loss)                          $63.9           $22.1           $14.4           $56.2

Preferred dividend requirements               (29.3)                                          (29.3)

Net income (loss) applicable to common
shares                                         $34.6           $22.1           $14.4           $26.9

Net income (loss) per common share
and common share equivalent                     $.42                                            $.32

Weighted average number of common
shares and common share
equivalents                                     83.2                                            83.2


   The accompanying notes are an integral part of this pro
                     forma information.

JAMES RIVER AND CONSOLIDATED
SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF
OPERATIONS
(Unaudited)
For the Year Ended December 25, 1994
(in millions, except per share data)

                                                                Pro Forma
                                                               Adjustments
                                         Historical            Increase                Pro Forma
                                      James         Crown       (Decrease)             James River
                                      River        Vantage
                                                                 (Note 3)
Net sales                            $5,417.3         $875.3          $75.3 (a)      $4,634.5
                                                                       16.5 (b)
                                                                        0.7 (c)
Cost of goods sold                    4,452.0          832.5           75.3 (a)       3,709.6
                                                                       16.5 (b)
                                                                      (1.0) (d)
                                                                      (0.7) (e)
Selling and administrative
expenses                                808.7           51.1                           757.6

Severance and other items                 9.6            6.0                             3.6
   Income (loss) from operations        147.0         (14.3)            2.4            163.7

Interest expense                        185.6            2.0         (22.8) (f)         160.8

Other income, net                        28.9            0.7           12.4 (g)          40.6
Income before minority interests
and income tax expense                  (9.7)         (15.6)           37.6             43.5

Income tax expense (benefit)              4.4          (5.6)           14.6 (h)          24.6
   Income before minority interests    (14.1)         (10.0)           23.0             18.9

Minority interests                        1.1                                            1.1

   Net income (loss)                  $(13.0)        $(10.0)          $23.0            $20.0

Preferred dividend requirements        (45.8)                                         (45.8)

Net income (loss) applicable to
common shares                         $(58.8)        $(10.0)          $23.0          $(25.8)

Net income (loss) per common share
and common share equivalent            $(.72)                                         $(.32)

Weighted average number of common
shares and common share
equivalents                              81.7                                           81.7


   The accompanying notes are an integral part of this pro
                     forma information.

          JAMES RIVER AND CONSOLIDATED SUBSIDIARIES

    NOTES TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

1. Basis of Presentation

      The accompanying pro forma consolidated condensed balance sheet as of June 25, 1995, and the pro forma consolidated statements of operations for the six months ended June 25, 1995, and the year ended December 25, 1994, give effect to the Spin-Off of Crown Vantage. The historical combined financial statements of Crown Vantage included in the pro forma information consist of the historical combined assets and liabilities and operating results of certain operations of James River which comprised a substantial portion of James River's Communications Papers Business and the specialty paper-based portion of its Food and Consumer Packaging Business. Crown Vantage will include the operations, assets and liabilities of pulp and paper manufacturing facilities located in St. Francisville, LA, Berlin-Gorham, NH, Adams, MA, Newark, DE, Ypsilanti, MI, Port Huron, MI, Parchment, MI, Milford, NJ, Richmond, VA, and two mills located in Scotland.

      The historical consolidated financial statements of James River are based on the unaudited consolidated balance sheet as of June 25, 1995, and unaudited consolidated statement of operations for the six months ended June 25, 1995. The results of operations for the six months ended June 25, 1995, are not necessarily indicative of the results to be expected for the full year. The consolidated statement of operations for the year ended December 25, 1994, was derived from audited consolidated financial statements as of that date.


2. Pro Forma Balance Sheet Adjustments

The pro forma consolidated condensed balance sheet gives effect to the adjustments described below.

(a) To reflect the receipt of cash by James River from Crown Vantage of $480 million of net cash proceeds upon the Spin-Off of Crown Vantage and $2.3 million of cash dividends to be received from a foreign subsidiary of James River to be spun-off to Crown Vantage.

(b) To reflect the application of the $482.3 million of cash received to reduce long-term debt.

(c) To record the issuance of $100 million pay-in-kind notes to James River from Crown Vantage.

(d) To adjust the funded status of two of the pension plans in which both James River and Crown Vantage employees participate in order to reflect the estimated amount of plan assets which will be transferred to Crown Vantage upon completion of the Spin-Off.

(e) To reflect James River's portion of the deferred tax liability related to the unremitted earnings of its foreign subsidiary to be spun-off to Crown Vantage.

    NOTES TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                         (Continued)


3. Pro Forma Statements of Operations Adjustments

The pro forma consolidated statements of operations give effect to the adjustments described below.

(a) To adjust for Crown Vantage's sales to James River facilities which are treated as third party sales in Crown Vantage's historical financial statements. These sales should not be subtracted from James River's historical financial statements where they are properly treated as intercompany sales.

(b) To adjust for James River's sales to Crown Vantage facilities which are treated as intercompany sales in James River's historical financial statements. These sales should be treated as third party sales of James River on a pro forma basis.

(c) Historically, when Crown Vantage had purchased pulp from facilities within James River, the purchase price of the pulp was reflected at existing published prices less a discount ranging from 0% to 9% based upon a combination of prevailing market prices and volumes purchased. In the future, based upon a three year Pulp Purchase Agreement between Crown Vantage and James River, the price of such pulp purchases will be at existing published prices less a discount ranging from 0% to 6% based upon a combination of prevailing market prices and volumes purchased. This adjustment reflects the increase in James River's sales pursuant to this agreement.

(d) To reflect the decrease in James River's cost of goods sold due to the decrease in cost per ton for James River's purchases of creped paper from the Berlin-Gorham mill, pursuant to the Berlin-Gorham Product Supply Agreement between Crown Vantage and James River.

(e) To reflect the decrease in James River's pension expense related to adjustments to the funded status of two of the pension plans in which both James River and Crown Vantage employees participate.

(f) To reflect the decrease in James River's interest expense resulting from James River's receipt of $480 million of net cash proceeds upon the Spin-Off of Crown Vantage and $2.3 million of cash dividends to be received from a foreign subsidiary of James River to be spun-off to Crown Vantage, both of which were applied to reduce James River's long-term debt.

(g) To reflect James River's interest income on the pay-in-kind notes received from Crown Vantage as if such notes were received as of the beginning of the year ended December 25, 1994.

(h) To reflect the effect of the pro forma adjustments on income tax expense using an estimated marginal tax rate of 38.9% for the periods presented.